UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 16, 2016
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2016, the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company (“Utility”) adopted resolutions to amend each company’s respective Bylaws to enhance the procedural and notification requirements for advance notice of floor proposals and for special meetings.  Under each of PG&E Corporation’s and the Utility’s Bylaws (together, the “Bylaws”), shareholders have the right to (1) notify the company of the shareholder’s intent to introduce director nominees and other matters from the floor of the annual meeting of shareholders (“floor proposals”), or (2) call a special meeting of shareholders at which directors could be nominated or other business could be transacted.

Specifically, the amendments of the Bylaws:

−	establish that a meeting of the shareholders may be conducted, in whole or in part, by electronic transmission or by electronic video screen communication, provided that certain conditions are met;
−
require that any “advance notice” of floor proposals be received between 90 and 120 days prior to the anniversary of the prior year’s annual meeting (currently, the deadline is 45 days prior to the mailing date of the proxy materials for the prior year’s annual meeting);

−
expand the information that must be included in a shareholder’s “advance notice” of a floor proposal, including requiring additional information regarding financial interests and intentions of the shareholder, as well as additional information relating to any director nominees; and

−	result in certain conforming changes and other procedural clarifications.

For PG&E Corporation only, the amendments also establish deadlines, information requirements, and other processes relating to any PG&E Corporation shareholder’s request for a special meeting of the shareholders.

The amendments to the Bylaws became effective upon adoption.  The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws of PG&E Corporation and the Utility, copies of which (marked to show changes from the prior version) are attached as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 8.01 Other Events.

Deadline for Submission of Certain Floor Proposals

As a result of the Bylaws amendments discussed in Item 5.03 above, shareholders who plan to introduce a floor proposal during PG&E Corporation’s or the Utility’s 2017 annual meeting of shareholders must provide written notice to the applicable company’s principal executive office no earlier than January 23, 2017 and no later than 5:00 p.m. Pacific time, on February 23, 2017. Such notice must comply with the advance notice provisions contained in Article I, Section 2 of the Bylaws.

The amendments to the Bylaws do not modify the advance notice deadlines for director nominations submitted to PG&E Corporation pursuant to the proxy access provisions in Article I, Section 3 of PG&E Corporation’s Bylaws or the deadlines for shareholders to submit proposals for inclusion in PG&E Corporation’s or the Utility’s proxy materials for the 2017 annual meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1	Bylaws of PG&E Corporation effective December 16, 2016
Exhibit 3.2	Bylaws of Pacific Gas and Electric Company effective December 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: December 21, 2016	By:	/s/ LINDA Y.H. CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and
Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: December 21, 2016	By:	/s/ LINDA Y.H. CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and
Corporate Secretary

Exhibit Index

Exhibit 3.1	Bylaws of PG&E Corporation effective December 16, 2016
Exhibit 3.2	Bylaws of Pacific Gas and Electric Company effective December 16, 2016